Clipper Fund, Inc.

			(CFIMX)

CUSIP: 188850-10-1				Performance Results
12 B-1 Fee:		None			Clipper	S&P 500
Management Fee		1.00%		Jan 31	-3.22%	-2.62%
02 Expense Ratio:				Feb 28	-5.72%	-1.50%
Net of Expense Reduction		1.07%		Mar 31	-1.55%	0.97%
Gross of Expense Reduction		1.12%		1st Qtr.	-10.17%	-3.15%
02 Distribution Yield		4.20%		Apr 30
02 Turnover Rate		48.10%		May 31
02 Total return		-5.51%		Jun 30
				2nd Qtr.	0.00%	0.00%
				Jul 31
Portfolio Characteristics as of 12/31/02				Aug 31
P/E IBES		13.4		Sep 30
P/B Ratio		3.4		3rd Qtr.	0.00%	0.00%
EPS Growth (L2)		15.4		Oct 31
Sales Growth		18.9		Nov 30
Payout Ratio		51.1		Dec 31
Avg Wtd Mkt Cap ($Bil)		34.149		4th Qtr.	0.00%	0.00%
Med Mkt Cap ($Bil)		10.458		YTD	-10.17%	-3.15%
Number of Stocks		33		Trailing Returns 03/31/03
# of Accounts		31,068		1 yr	-19.70%	-24.77%
				3 yr	9.87%	-16.10%
				5 yr	6.99%	-3.77%
Top Ten Holdings as of 03/31/03				7 yr	12.05%	5.59%
1	Freddie Mac	8.7		10 yr	13.43%	8.52%
2	Tyco International Ltd.	8.1		Incep.	14.91%	12.20%
3	Electronic Data Systems Corpororation	6.7
4	Fannie Mae	5.4		2003
5	Altria Group, Inc.	5.0		Mo.-End	NAV's	Net Assets	Shares
6	Tenet Healthcare Corporation	4.1		Dec 2002	$75.73	$5,001,187,579	66,037,116
7	American Express Company	4.0		Jan	$73.29	$5,025,611,960	68,568,516
8	El Paso Corporation	3.4		Feb	$69.10	$4,724,586,956	68,371,673
9	Equity Residental	3.3		Mar	$68.03	$4,659,243,350	68,488,169
10	UST Inc	2.9		Apr
				May
Top Ten Sectors as of 03/31/03				Jun
1	Food & Tobacco	15.3		Jul
2	Mortgage Finance	15.3		Aug
3	Health Care	12.0		Sep
4	Industrial & Electrical Equipment	9.3		Oct
5	Retailers	7.8		Nov
6	Real Estate Investments	6.9		Dec
7	Computer Services	6.7		High	80.61	01/14/03
8	Insurance & Financial Services	5.0		Low	65.44	03/11/03
9	Special Situations & Other	4.3
10	Energy	3.4		Month of March
					NAV	Assets	YTD %
P/A Composition as of 03/31/03				3-Mar	$68.89	$4,710,469,844	-9.03%
Cash & Accruals		8%		4-Mar	$67.93	$4,638,911,115	-10.30%
Zero Coupon Government Bonds		0%		5-Mar	$68.06	$4,654,263,067	-10.13%
Short Term Notes		2%		6-Mar	$67.04	$4,576,481,622	-11.47%
Stocks		90%		7-Mar	$67.38	$4,597,634,816	-11.03%
Total		100%		10-Mar	$65.44	$4,463,012,206	-13.59%
				11-Mar	$65.44	$4,457,343,959	-13.59%
2002 Year End Distribution				12-Mar	$65.88	$4,481,247,705	-13.01%
Record Date		12/20/2002		13-Mar	$66.32	$4,501,457,653	-12.43%
Ex/Re-invest Date		12/23/2002		14-Mar	$66.14	$4,499,427,230	-12.66%
Pay Date		12/27/2002		17-Mar	$68.30	$4,646,471,935	-9.81%
Re-Invest NAV		$75.71		18-Mar	$68.53	$4,651,944,775	-9.51%
NOI		$1.07831		19-Mar	$69.37	$4,718,968,730	-8.40%
STCG		$1.32401		20-Mar	$69.71	$4,744,535,514	-7.95%
LTCG		$0.79082		21-Mar	$71.22	$4,856,064,050	-5.96%
Total		$3.19314		24-Mar	$69.26	$4,737,033,535	-8.54%
				25-Mar	$69.68	$4,769,044,605	-7.99%
Historical Risk Analysis				26-Mar	$69.59	$4,767,534,913	-8.11%
	Clipper	S&P 500		27-Mar	$69.53	$4,764,522,650	-8.19%
Std Dev	13.09	16.46		28-Mar	$69.18	$4,736,463,435	-8.65%
Beta	0.55	1.00		31-Mar	$68.03	$4,659,495,057	-10.17%
R2	0.48	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 4/14/2003